SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): MAY 22, 2000
                                                  ------------



                       INTERNATIONAL FAST FOOD CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)


       1-11386                                     65-0302338
------------------------                 ---------------------------------
(Commission File Number)                 (IRS Employer Identification No.)


                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA 33139
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (305) 531-5800
                                                   --------------



                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         ------------

     On May 22, 2000, James F. Martin resigned as President, Chief Operating Officer, Chief Financial Officer and a director of International Fast Food Corporation (the "Company") and President and Chief Executive Officer of the Company's two wholly-owned subsidiaries, Fast Food Polska Sp. z.o.o. and Pizza King Polska, Sp. z.o.o. (the "Subsidiaries"). Mr. Martin's resignation from the Company is effective immediately and his resignation from the Subsidiaries is effective May 31, 2000.

     Mitchell Rubinson, Chairman of the Board and Chief Executive Officer of the Company, will temporarily assume the responsibilities of President, Chief Operating Officer and Chief Financial Officer of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 INTERNATIONAL FAST FOOD
                                                 CORPORATION



Dated:  May 22, 2000                             By: /S/ MITCHELL RUBINSON
                                                     ---------------------
                                                      Mitchell Rubinson
                                                      Chairman of the Board and
                                                      Chief Executive Officer